UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 12, 2021

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SUP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 12, 2021, Superior Industries International Inc. (the “Company”) and its Chief Executive Officer, Majdi Abulaban, entered into an amendment to his Executive Employment Agreement, dated March 28, 2019 (the “Agreement). The Agreement was amended to change the benefits provided to Mr. Abulaban if his employment is terminated without cause, as defined in the Agreement or if Mr. Abulaban resigns for good reason, as defined in the Agreement, other than within two years of a change of control of the Company, as defined in the Agreement, (each a “Qualifying Termination”). Specifically, the Agreement is amended to provide for prorated accelerated vesting of Mr. Abulaban’s time-based restricted stock units that have been outstanding for at least six months, and the continuation of his performance-based restricted stock units that have been outstanding at least six months, prorated at the time of the Qualifying Termination to be paid only if the performance targets are actually attained, with payment to occur at the end of the respective performance period.

The foregoing description does not purport to be complete and is qualified in its entirety by the agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Amendment to the Superior Industries International, Inc. Executive Employment Agreement dated October 12, 2021 by and between Superior Industries International, Inc, and Majdi B. Abulaban.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: October 15, 2021	/s/ Joanne M. Finnorn
Joanne M. Finnorn
Senior Vice President, General Counsel & Corporate Secretary